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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934



                                 September 21, 1998
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                Date of Report (Date of Earliest Event Reported)



                       TRANSCONTINENTAL REALTY INVESTORS, INC.
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             (Exact Name of Registrant as Specified in its Charter)



        Nevada                    0-13291                   94-6565852
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(State of Incorporation)        (Commission                (IRS Employer
                                 File No.)              Identification No.)



  10670 North Central Expressway, Suite 300, Dallas, TX        75231
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  (Address of Principal Executive Offices)                   (Zip Code)


Registrant's Telephone Number, Including Area Code:    (214)692-4700



                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events.

         On September 21, 1998, Transcontinental Realty Investors, Inc. ("TCI") and Continental Mortgage and Equity Trust ("CMET") jointly announced the agreement of their respective boards to form a single consolidated entity with TCI as the survivor. Pursuant to the agreement, TCI would acquire all of the outstanding shares of CMET in a tax-free exchange of shares and CMET would be merged into TCI. TCI would issue 1.181 shares of TCI common stock for each outstanding share of beneficial interest of CMET.

         The proposed merger and the share exchange is subject to the negotiation of a definitive merger agreement and a vote of the shareholders of both entities.
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                                 SIGNATURE PAGE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                         TRANSCONTINENTAL REALTY INVESTORS, INC.



Date: September 29, 1998                 By: /s/ RANDALL M. PAULSON
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                                            Randall M. Paulson
                                            President